Exhibit 8.1

PRINCIPAL SUBSIDIARIES AND VIE OF THE REGISTRANT

Entity	Jurisdiction	Ownership

WiMi Hologram Cloud Limited(“WiMi HK”)	Hong Kong	100% owned by WiMi Cayman

Beijing Hologram WiMi Cloud Network Technology Co., Ltd. (“WiMi WFOE”)	People’s Republic of China	100% owned by WiMi HK

Beijing WiMi Cloud Software Co., Ltd. (Beijing WiMi)	People’s Republic of China	VIE of WiMi WFOE

Shenzhen Yidian Network Technology Co., Ltd. (“Shenzhen Yidian”)	People’s Republic of China	100% owned by Beijing WiMi

Shenzhen Duodian Cloud Technology Co., Ltd. (“Shenzhen Duodian”)	People’s Republic of China	100% owned by Shenzhen Yidian

Korgas Duodian Network Technology Co., Ltd. (“Korgas Duodian”)	People’s Republic of China	100% owned by Shenzhen Yidian

Kashi Duodian Network Technology Co., Ltd. (“Kashi Duodian”)	People’s Republic of China	100% owned by Shenzhen Yidian

Shenzhen Zhiyun Image Technology Co., Ltd. (“Shenzhen Zhiyun”)	People’s Republic of China	100% owned by Shenzhen Yidian

Shenzhen Shiyunyanxi Technology Co., Ltd. (“Shenzhen Shiyun”)	People’s Republic of China	100% owned by Shenzhen Yidian

Shenzhen Yunzhan Image Technology Co., Ltd. (“Shenzhen Yunzhan”)	People’s Republic of China	100% owned by Shenzhen Yidian

Micro Beauty Lightspeed Investment Management HK Limited (“Micro Beauty”)	Hong Kong	100% owned by Beijing WiMi

Skystar Development Co., Ltd (“Skystar”)	Republic of Seychelles	100% owned by Micro Beauty

Viru Technology Limited (“Viru”)	Hong Kong	55% owned by Wimi HK

Shenzhen Weiruntong Technology Co., Ltd. (“Shenzhen Weiruntong”)	People’s Republic of China	100% owned by Viru

Entity	Jurisdiction	Ownership
VIDA Semicon Co., Limited (“VIDA”)	Hong Kong	53% owned by WiMi HK

Weeto Investment PTE. Ltd (“Weeto”)	Singapore	100% owned by Wimi Cayman

Lixin Technology Co., Ltd. (“Lixin Technology”)	People’s Republic of China	100% owned by WiMi Cayman

Hainan Lixin Technology Co., Ltd. (“Hainan Lixin”)	People’s Republic of China	100% owned by Lixin Technology

Tianjin Zhongzhengdaohe Investment Co., Ltd. (“TJ Zhongzheng”)	People’s Republic of China	100% owned by WiMi Cayman

Shenzhen Hedaozhongshu Technology Co., Ltd. (“Shenzhen Hedao”)	People’s Republic of China	100% owned by TJ Zhongzheng

MicoAlgo Inc.	Cayman Islands	56% owned by Wimi Cayman

VIYI Algorithm Inc. (“VIYI”), previously known as VIYI Technology Inc.	Cayman Islands	86.5% owned by WiMi Cayman before March 26, 2021; 73% owned by WiMi Cayman after March 26, 2021;100% owned by MicroAlgo after December 9, 2022

VIYI Technology Ltd. (“VIYI Ltd”)	Hong Kong	100% owned by VIYI

Shenzhen Weiyixin Technology Co., Ltd. (“Shenzhen Weiyixin”)	People’s Republic of China	100% owned by VIYI Ltd

Shanghai Weimu Technology Co., Ltd. (“Shanghai Weimu”)	People’s Republic of China	58% owned by Shenzhen Weiyixin

Weidong Technology Co., Ltd. (“Weidong”)	People’s Republic of China	100% owned by Shenzhen Yitian before January 11, 2021; 100% owned by Shenzhen Weiyixin after January 11, 2021

Shanghai Guoyu Information Technology Co., Ltd. (“Shanghai Guoyu”)	People’s Republic of China	99% owned by Weidong, 1% owned by SZ Weidong

Korgas Weidong Technology Co., Ltd. (“Korgas Weidong”)	People’s Republic of China	100% owned by Weidong before July 14, 2021; 100% owned by Shanghai Guoyu after July 14, 2021

Entity	Jurisdiction	Ownership
Shenzhen Yiyou Online Technology Co., Ltd. (“YY Online”)	People’s Republic of China	100% owned by Weidong

Shenzhen Yitian Internet Technology Co., Ltd. (“Shenzhen Yitian”)	People’s Republic of China	100% owned by Beijing WiMi before December 24, 2020; VIE of Shenzhen Weiyixin starting on December 24, 2020; 100% owned by Shenzhen Weiyixin starting April 1, 2022

Shenzhen Qianhai Wangxin Technology Co., Ltd. (“Shenzhen Qianhai”)	People’s Republic of China	100% owned by Shenzhen Yitian

CDDI Capital Ltd (“CDDI”)	British Virgin Islands	100% owned by VIYI Ltd

VIWO AI Technology Inc. (“VIWO Cayman”)	Cayman Islands	55% owned by CDDI Capital Ltd

Viwo Technology Limited. (“Viwo Tech”)	Hong Kong	100% owned by VIWO Cayman

Shenzhen Viwotong Technology Co., Ltd. (“Viwotong Tech”)	People’s Republic of China	100% owned by Viwo Tech

Guangzhou Tapuyu Internet Technology Co., Ltd. (“Tapuyu”)	People’s Republic of China	100% owned by Viwotong Tech

Beijing Younike Information Technology Co., Ltd. (“Younike”)	People’s Republic of China	100% owned by Viwotong Tech

Shenzhen Weidong Technology Co., Ltd. (“SZ Weidong”)	People’s Republic of China	100% owned by Weidong

VIWO Technology (HK) Limited (VIWO HK)	Hong Kong	100% owned by VIWO Cayman

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